Supplement to:

                          Calvert New World Fund, Inc.
                            Calvert New Africa Fund

                                   Prospectus
                               dated June 1, 1998

                   Date of this Supplement: January 15, 1999

         Shareholders in the Calvert New Africa Fund are currently voting on various changes to the Fund, pursuant to a proxy statement mailed this week. Shareholders are being asked to vote to:

               elect the Fund's current Board of Directors;

               approve a new investment advisory agreement with Calvert-Sloan
              Advisers, L.L.C. ("Calvert-Sloan"), the investment advisor;

               approve a new investment subadvisory agreement with New Africa
              Advisers, Inc. ("NAA"), the investment subadvisor;

               approve a new investment subadvisory agreement with Calvert
              Asset Management Company, Inc. ("CAMCO"), the investment subadvisor;

               authorize the Fund and the Advisor to enter into a new and/or materially amend an existing investment subadvisory agreement in the future without having to first obtain shareholder approval;

               change the current fundamental investment restriction
              concerning diversification; and

               ratify the current auditors, PricewaterhouseCoopers;

         Please be aware that discussion of these matters in the June 1, 1998 Prospectus and the Statement of Additional Information will be modified accordingly, depending on the outcome of the shareholder vote.